Exhibit 99.1

Contacts:
Press: Jeff Ferry	Investors/Analysts: Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports Fourth Quarter and Fiscal Year 2008 Financial Results

Q4 Adjusted GAAP Revenue of $86.2 Million with Seven New Customers Added Including Greek

Incumbent Carrier OTE

Sunnyvale, CA, January 29, 2009 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the fourth quarter and fiscal year ended December 27, 2008.

GAAP Results for Q4 2008:

•	GAAP revenues for the fourth quarter of 2008 were $99.3 million compared to $120.5 million in the third quarter of 2008 and $76.1 million in the fourth quarter of 2007.

•	GAAP gross margins were 38% in the fourth quarter of 2008 compared to 45% in the third quarter of 2008 and 36% in the fourth quarter of 2007.

•

Including non-cash stock-based compensation, the GAAP net loss was $6.7 million, or $0.07 per share, in the fourth quarter of 2008 compared to GAAP net income of $14.9 million, or $0.15 per diluted share, in the third quarter of 2008 and a GAAP net loss of $3.9 million or $0.04 per share in the fourth quarter of 2007.

Adjusted GAAP / Invoiced Shipment Results for Q4 2008:

•	Adjusted GAAP revenue for the fourth quarter of 2008 was $86.2 million compared to $80.9 million in the third quarter of 2008 and $93.4 million of invoiced shipments in the fourth quarter of 2007.

•

Gross margins on an adjusted GAAP basis, excluding non-cash stock-based compensation, were 36% in the fourth quarter of 2008 compared to 42% in the third quarter of 2008 and 47% on an invoiced shipment basis in the fourth quarter of 2007.

•

Excluding non-cash stock-based compensation, the net loss on an adjusted GAAP basis was $9.0 million, or $0.10 per basic share, for the fourth quarter of 2008 compared to net income of $0.0 million, or $0.0 per diluted share in the third quarter of 2008 and net income on an invoiced shipment basis of $15.9 million or $0.17 per diluted share in the fourth quarter of 2007.

GAAP Results for Fiscal 2008:

•	GAAP revenues for the year ended December 27, 2008 were $519.2 million compared to $245.9 million in 2007.

•	GAAP gross margins were 45% in 2008 compared to 31% in 2007.

•	Including non-cash stock-based compensation, GAAP net income was $78.7 million, or $0.81 per diluted share in 2008 compared to a GAAP net loss of $55.3 million, or $1.09 per share, in 2007.

Adjusted GAAP / Invoiced Shipment Results for Fiscal 2008:

•	Adjusted GAAP revenue for 2008 was $353.4 million compared to $309.3 million of invoiced shipments in 2007.

•	Gross margins on an adjusted GAAP basis, excluding non-cash stock-based compensation, were 43% in 2008 compared to 41% on an invoiced shipment basis in 2007.

•

Excluding non-cash stock-based compensation and warrant revaluation expenses, net income on an adjusted GAAP basis was $14.3 million or $0.15 per diluted share in 2008, compared to $24.1 million, or $0.37 per diluted share on an invoiced shipment basis in 2007.

Footnote: For an explanation of our use of Adjusted GAAP and Invoiced Shipments measures and a full reconciliation of these measures to our GAAP results, please see the section of the accompanying tables titled “GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation.”

New Incumbent Carrier win at OTE

In a separate release, the company announced that OTEGLOBE, the international division of Greek incumbent national carrier OTE, has selected Infinera as its DWDM supplier for its Pan-European Network. The win at OTE represents Infinera’s fourth win with Tier 1 incumbent carriers, joining Deutsche Telecom and two other incumbents.

Management Commentary

“In the fourth quarter we saw continued customer win momentum, with seven new customers added in the quarter, including OTE,” said Jagdeep Singh, president and chief executive officer of Infinera. “This resulted in strong top-line performance; however the common equipment associated with these deployments and additional expected new customer shipments in Q1 put downward pressure on our gross margins in the quarter.

“We believe our ongoing success at winning new customers reflects our increasingly strong position as a strategic supplier of optical transport equipment to a diverse set of customers,” said Singh. “While calendar year 2009 is shaping up as a challenging one for the optical industry, we believe it will also be a year of significant long-term business opportunities for Infinera as carriers grapple with the strategic challenge of scaling their optical networks. With a strong balance sheet and established technology lead, we intend to continue our R&D investments to advance our DWDM leadership position for years to come.”

The company also provided the following Q4 highlights regarding its customer base:

•	The top 10 customers accounted for 72% of total revenue, the lowest concentration in the history of the company.

•	The largest customer for the fourth quarter was an internet content provider at 23%.

•	With the seven new customer additions, total customer count for the company is now at 56.

•	Geographically, new customer wins for the quarter included three European-based customers including OTE, three from the Americas and one from Asia Pacific.

•	24 percent of Q4 revenue came from customers based in the EMEA region.

•	For the first time in a single quarter, the company had an internet content provider, a wholesale carrier, a cable MSO and a tier one incumbent all ranked among its top 5 customers.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its fourth quarter and fiscal year 2008 results today at 6:00 p.m. Eastern Time (3:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 1-866-424-7870. International parties can access the replay at +1-203-369-0862.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the Photonic Integrated Circuit (PIC). Infinera’s systems and PIC technology are designed to provide optical networks with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about the strong reception by our installed base and new customers for our products, our belief that we have continued customer win momentum, our belief regarding our increasingly strong position as a strategic supplier, our belief that our value proposition is resonating with customers and prospects, our belief that 2009 will be a year of significant long-term business opportunities for Infinera, and our belief that we may advance our DWDM leadership role for years to come. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on February 19, 2008, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP and other financial measures that reflect invoiced shipments, adjusted GAAP revenue and exclude non-GAAP non-cash stock-based compensation. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation” as well as the accompanying notes on the use of certain non-GAAP measures. We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our fourth quarter of 2008 results, including an estimate of non-GAAP earnings for the first quarter of 2009 that excludes non-cash stock-based compensation expenses related to our equity awards and the right to purchase common stock under our Employee Stock Purchase Plan in the period.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 27, 2008	December 29, 2007	December 27, 2008	December 29, 2007
Revenue:
Product	$80,045	$832	$306,808	$8,107
Ratable product and related support and services	12,243	75,257	193,705	237,745
Services	7,056	—	18,699	—

Total revenue	99,344	76,089	519,212	245,852
Cost of revenue(1):
Cost of product	52,306	222	184,234	4,091
Cost of ratable product and related support and services	5,088	48,710	91,625	165,172
Cost of services	3,984	—	9,798	—

Total cost of revenue	61,378	48,932	285,657	169,263
Gross profit	37,966	27,157	233,555	76,589
Operating expenses(1):
Sales and marketing	10,985	10,689	43,262	32,721
Research and development	23,256	16,093	80,428	60,851
General and administrative	10,650	7,981	36,282	25,965
Amortization of intangible assets	39	37	150	148

Total operating expenses	44,930	34,800	160,122	119,685

Income (loss) from operations	(6,964)	(7,643)	73,433	(43,096)
Other income (expense), net:
Interest income	1,313	3,149	8,549	6,522
Interest expense	—	(2)	(3)	(2,251)
Other gain (loss), net(2)	(1,741)	733	(528)	(16,249)

Total other income (expense), net	(428)	3,880	8,018	(11,978)
Income (loss) before income taxes	(7,392)	(3,763)	81,451	(55,074)
Provision for (benefit from) income taxes	(704)	144	2,723	268

Net income (loss)	$(6,688)	$(3,907)	$78,728	$(55,342)

Net income (loss) per common share:
Basic	$(0.07)	$(0.04)	$0.85	$(1.09)

Diluted	$(0.07)	$(0.04)	$0.81	$(1.09)

Weighted average shares used in computing net income (loss) per share:
Basic	93,449	87,672	92,427	50,732

Diluted	93,449	87,672	97,088	50,732

(1)	The following table summarizes the effects of stock-based compensation related to employees, non-recourse notes and non-employees for the three and twelve months ended December 27, 2008 and December 29, 2007, respectively:

	Three Months Ended		Twelve Months Ended
	December 27, 2008	December 29, 2007	December 27, 2008	December 29, 2007
Cost of revenue	$308	$156	$1,086	$410
Research and development	1,821	1,315	6,543	3,751
Sales and marketing	1,176	732	4,440	1,854
General and administration	1,933	1,282	7,463	3,314

	5,238	3,485	19,532	9,329
Cost of revenue - amortization from balance sheet*	738	198	4,287	327

Total stock-based compensation expense	$5,976	$3,683	$23,819	$9,656

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(2)	The following table summarizes the remeasurement of our freestanding preferred stock warrants under FAS 150:

	Three Months Ended		Twelve Months Ended
	December 27, 2008	December 29, 2007	December 27, 2008	December 29, 2007
Other gain (loss)	$—	$—	$—	$(19,761)

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 27, 2008
	GAAP	Deferral Adjustments			Adjusted GAAP Results	Adjusted GAAP Stock Comp			Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$92,288	$(13,102)	(a	)	$79,186	$—			$79,186
Services revenue	7,056	—			7,056	—			7,056

Total revenue	99,344	(13,102)			86,242	—			86,242
Cost of revenue	61,378	(4,951)	(d	)	56,427	(904)	(g	)	55,523

Gross profit	37,966	(8,151)			29,815	904			30,719
Gross margin	38%								36%
Operating expenses	44,930	—			44,930	(4,930)	(g	)	40,000

Income (loss) from operations	(6,964)	(8,151)			(15,115)	5,834			(9,281)
Other income (expense), net	(428)	—			(428)	—			(428)

Income (loss) before income taxes	(7,392)	(8,151)			(15,543)	5,834			(9,709)
Provision for (benefit from) income taxes	(704)	—			(704)	—			(704)

Net income (loss)	$(6,688)	$(8,151)			$(14,839)	$5,834			$(9,005)

Net income (loss) per common share:
Basic	$(0.07)								$(0.10)

Diluted	$(0.07)								$(0.09)*

Weighted average shares used in computing net income (loss) per common share:
Basic	93,449								93,449

Diluted	93,449								97,167 *

*	Diluted shares used to calculate net loss per share on an Adjusted GAAP basis provided for informational purposes only.

	Three Months Ended September 27, 2008
	GAAP	Deferral Adjustments			Adjusted GAAP Results	Adjusted GAAP Stock Comp			Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$115,625	$(39,588)	(b	)	$76,037	$—			$76,037
Services revenue	4,881	—			4,881	—			4,881

Total revenue	120,506	(39,588)			80,918	—			80,918
Cost of revenue	66,268	(18,338)	(e	)	47,930	(1,270)	(g	)	46,660

Gross profit	54,238	(21,250)			32,988	1,270			34,258
Gross margin	45%								42%
Operating expenses	41,013	—			41,013	(5,076)	(g	)	35,937

Income (loss) from operations	13,225	(21,250)			(8,025)	6,346			(1,679)
Other income (expense), net	1,712	—			1,712	—			1,712

Income (loss) before provision for income taxes	14,937	(21,250)			(6,313)	6,346			33
Provision for income taxes	—	—			—	—			—

Net income (loss)	$14,937	$(21,250)			$(6,313)	$6,346			$33

Net income (loss) per common share:
Basic	$0.16								$0.00

Diluted	$0.15								$0.00

Weighted average shares used in computing net income (loss) per common share:
Basic	92,888								92,888

Diluted	97,208								97,208

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 29, 2007
	GAAP	Deferral Adjustments			Invoiced Shipments	Non-GAAP Stock Comp			Non-GAAP Invoiced Shipments Excluding Stock Comp
Revenue	$76,089	$17,287	(a	)	$93,376	$—			$93,376
Cost of revenue	48,932	1,735	(d	)	50,667	(965)	(g	)	49,702

Gross profit	27,157	15,552			42,709	965			43,674
Gross margin	36%								47%
Operating expenses	34,800	—			34,800	(3,329)	(g	)	31,471

Income (Loss) from operations	(7,643)	15,552			7,909	4,294			12,203
Other income (expense), net	3,880	—			3,880	—			3,880

Income (Loss) before provision for income taxes	(3,763)	15,552			11,789	4,294			16,083
Provision for income taxes	144	—			144	—			144

Net income (loss)	$(3,907)	$15,552			$11,645	$4,294			$15,939

Net income (loss) per common share:
Basic	$(0.04)								$0.18

Diluted	$(0.04)								$0.17

Weighted average shares used in computing net income (loss) per common share:
Basic	87,672								87,672

Diluted	87,672								95,317

	Twelve Months Ended December 27, 2008
	GAAP	Deferral Adjustments			Adjusted GAAP Results	Adjusted GAAP Stock Comp			Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$500,513	$(165,787)	(c	)	$334,725	$—			$334,726
Services revenue	18,699	—			18,699	—			18,699

Total revenue	519,212	(165,787)			353,425	—			353,425
Cost of revenue	285,657	(78,401)	(f	)	207,256	(4,491)	(g	)	202,765

Gross profit	233,555	(87,386)			146,169	4,491			150,660
Gross margin	45%								43%
Operating expenses	160,122	—			160,122	(18,446)	(g	)	141,676

Income (loss) from operations	73,433	(87,386)			(13,953)	22,937			8,984
Other income (expense), net	8,018	—			8,018	—			8,018

Income (loss) before provision for income taxes	81,451	(87,386)			(5,935)	22,937			17,002
Provision for income taxes	2,723	—			2,723	—			2,723

Net income (loss)	$78,728	$(87,386)			$(8,658)	$22,937			$14,279

Net income (loss) per common share:
Basic	$0.85								$0.15

Diluted	$0.81								$0.15

Weighted average shares used in computing net income (loss) per common share:
Basic	92,427								92,427

Diluted	97,088								97,088

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 29, 2007
	GAAP	Deferral Adjustments			Invoiced Shipments	Non-GAAP Stock Comp / Warrant Revaluation			Non-GAAP Invoiced Shipments Excluding Stock Comp
Revenue	$245,852	$63,484	(c	)	$309,336	$—			$309,336
Cost of revenue	169,263	14,369	(f	)	183,632	(1,661)	(g	)	181,971

Gross profit	76,589	49,115			125,704	1,661			127,365
Gross margin	31%								41%
Operating expenses	119,685	—			119,685	(8,919)	(g	)	110,766

Income (Loss) from operations	(43,096)	49,115			6,019	10,580			16,599
Other income (expense), net	(11,978)	—			(11,978)	19,761	(h	)	7,783

Income (Loss) before provision for income taxes	(55,074)	49,115			(5,959)	30,341			24,382
Provision for income taxes	268	—			268	—			268

Net income (loss)	$(55,342)	$49,115			$(6,227)	$30,341			$24,114

Net income (loss) per common share:
Basic	$(1.09)								$0.48

Diluted	$(1.09)								$0.37

Weighted average shares used in computing net income (loss) per common share:
Basic	50,732								50,732

Diluted	50,732								64,785

Use of Non-GAAP Invoiced Shipments Information:

Prior to the second quarter of 2008, in order to supplement our condensed consolidated financial statements presented on a GAAP basis, Infinera used invoiced shipment measures of operating results, net income and net income per share, which are adjusted to reflect invoiced shipments and exclude non-GAAP stock-based compensation and warrant revaluation expenses. Invoiced shipment measures reflected GAAP results adjusted for changes in our deferred revenue and deferred cost of inventory balances from the prior period. We further presented non-GAAP measures of operating results, net income and net income per share, which included invoiced shipments and excluded non-GAAP stock-based compensation expense. These adjustments to our GAAP results were made to provide both management and investors with an understanding of Infinera’s underlying operating results and trends as they would have been reflected had we established vendor specific objective evidence (VSOE) of fair value for our service offerings and not been required to recognize revenue ratably.

Effective April 2008, we had established VSOE of fair value for most of our service offerings. Therefore, beginning in the second quarter of 2008, we have used adjusted GAAP measures of operating results and net income. Adjusted GAAP results reflect our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Deferred services and deferred ratable and product revenue and cost amounts recorded after March 29, 2008 have not been adjusted and are recognized on a GAAP basis in arriving at the adjusted GAAP results. We have continued to present non-GAAP measures of operating results, net income and net income per share, which include adjusted GAAP results and exclude non-GAAP stock-based compensation expense.

We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in services deferred revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended December 27, 2008				Three Months Ended December 29, 2007
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total	Total
(In thousands)
Beginning balance	$21,752	$4,296	$6,408	$32,456	$157,150
Additions to deferred revenue	—	1,086	7,577	8,663	92,544
Amortization to revenue	(13,102)	(1,205)	(4,405)	(18,712)	(75,257)

Ending balance	$8,650	$4,177	$9,580	$22,407	$174,437

Change in deferred revenue balance	$(13,102)	$(119)	$3,172	$(10,049)	$17,287

(b)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in services deferred revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended September 27, 2008
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$61,340	$3,113	$5,456	$69,909
Additions to deferred revenue	—	2,075	3,567	5,642
Amortization to revenue	(39,588)	(891)	(2,616)	(43,095)

Ending balance	$21,752	$4,297	$6,407	$32,456

Change in deferred revenue balance	$(39,588)	$1,184	$951	$(37,453)

(c)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in services deferred revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Twelve Months Ended December 27, 2008				Twelve Months Ended December 29, 2007
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total	Total
(In thousands)
Beginning balance	$174,437	$—	$—	$174,437	$110,953
Additions to deferred revenue	29,639	8,140	19,356	57,135	301,229
Amortization to revenue	(195,426)	(3,963)	(9,776)	(209,165)	(237,745)

Ending balance	$8,650	$4,177	$9,580	$22,407	$174,437

Change in deferred revenue balance	$(165,787)	$4,177	$9,580	$(152,030)	$63,484

(d)	Adjustment amount represents the release of ratable and product deferred cost amounts related to periods prior to March 29, 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended December 27, 2008			Three Months Ended December 29, 2007
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total	Total
(In thousands)
Beginning balance	$8,172	$1,120	$9,292	$79,887
Additions to deferred cost of revenue	—	32	32	39,580
Amortized to cost of revenue	(4,951)	(136)	(5,087)	(37,845)

Ending balance	$3,221	$1,016	$4,237	$81,622

Change in deferred inventory cost balance	$(4,951)	$(104)	$(5,055)	$1,735

(e)	Adjustment amount represents the release of ratable and product deferred cost amounts related to periods prior to March 29, 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended September 27, 2008
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$26,510	$450	$26,960
Additions to deferred cost of revenue	—	710	710
Amortized to cost of revenue	(18,338)	(40)	(18,378)

Ending balance	$8,172	$1,120	$9,292

Change in deferred inventory cost balance	$(18,338)	$670	$(17,668)

(f)	Adjustment amount represents the release of ratable and product deferred cost amounts related to periods prior to March 29, 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Twelve Months Ended December 27, 2008			Twelve Months Ended December 29, 2007
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total	Total
(In thousands)
Beginning balance	$81,622	$—	$81,622	$67,253
Additions to deferred cost of revenue	11,162	1,202	12,364	144,374
Amortized to cost of revenue	(89,563)	(186)	(89,749)	(130,005)

Ending balance	$3,221	$1,016	$4,237	$81,622

Change in deferred inventory cost balance	$(78,401)	$1,016	$(77,385)	$14,369

(g)	Excluded amount represents stock-based compensation expense on a non-GAAP basis. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R). While this is a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

The stock-based compensation expense excluded from cost of revenue is a non-GAAP financial measure and is reconciled to the corresponding GAAP amount in the table below:

	Three Months Ended			Twelve Months Ended
	December 27, 2008	September 27, 2008	December 29, 2007	December 27, 2008	December 29, 2007
(In thousands)
GAAP stock-based compensation in cost of revenue	$308	$299	$156	$1,086	$410
GAAP stock-based compensation in cost of revenue - amortization from balance sheet	739	1,180	198	4,288	327
Stock-based compensation not deferred to deferred inventory cost	—	—	797	215	1,213
Stock-based compensation previously recognized on invoiced shipment basis	(143)	(209)	(186)	(1,098)	(289)

Non-GAAP stock-based compensation in cost of revenue	$904	$1,270	$965	$4,491	$1,661

(h)	The following table summarizes the remeasurement of our freestanding preferred stock warrants under FAS 150:

	Twelve Months Ended
	December 27, 2008	December 29, 2007
Other gain (loss)	$—	$(19,761)

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 27, 2008	December 29, 2007
ASSETS
Current assets:
Cash and cash equivalents	$166,770	$91,209
Short-term investments	68,232	181,168
Short-term restricted cash	720	743
Accounts receivable, net of allowance for doubtful accounts of $1,700 in 2008 and $0 in 2007	69,354	39,216
Other receivables	1,085	1,127
Inventory	58,986	58,579
Deferred inventory costs	1,744	78,362
Prepaid expenses and other current assets	6,311	3,941

Total current assets	373,202	454,345
Property, plant and equipment, net	46,820	36,973
Intangible assets	1,276	1,541
Deferred inventory costs, non-current	2,493	3,260
Long-term investments	74,684	30,116
Long-term restricted cash	2,179	2,594
Other non-current assets	6,413	359

Total assets	$507,067	$529,188

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,048	$17,504
Accrued expenses	16,092	9,497
Accrued compensation and related benefits	13,472	17,749
Accrued warranty	5,205	4,974
Deferred revenue	14,683	167,031

Total current liabilities	83,500	216,755
Accrued warranty, non-current	4,735	5,018
Deferred revenue, non-current	7,724	7,406
Long-term exercised unvested options	221	825
Other long-term liabilities	5,424	4,610
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value Authorized shares – 500,000 as of December 27, 2008 and December 29, 2007
Issued and outstanding shares – 94,163 as of December 27, 2008 and 91,580 as of December 29, 2007	94	92
Additional paid-in capital	699,705	663,870
Accumulated other comprehensive income (loss)	(3,598)	78
Accumulated deficit	(290,738)	(369,466)

Total stockholders’ equity	405,463	294,574

Total liabilities and stockholders’ equity	$507,067	$529,188

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 27, 2008	December 29, 2007
Cash Flows from Operating Activities:
Net income (loss)	$78,728	$(55,342)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	12,975	9,824
Provision for doubtful accounts	1,700	—
Amortization of debt discount	—	282
Accretion of investment discount	(893)	(572)
Asset impairment charges	—	393
Stock-based compensation expense	23,819	9,656
Put Rights gain	(15,866)	—
Mark-to-market, trading	16,762	—
Excess tax benefit from stock option transactions	(248)	—
Tax benefit from stock option transactions	593	—
Revaluation of warrant liabilities	—	19,761
Gain on disposal of fixed assets	(1,107)	(2,776)
Other (gain) loss	7	(73)
Changes in assets and liabilities:
Accounts receivable	(31,796)	2,054
Inventory	(821)	2,515
Prepaid expenses and other current assets	(2,463)	(770)
Deferred inventory costs	76,538	(14,696)
Other non-current assets	(6,081)	706
Accounts payable	16,767	(24,220)
Accrued liabilities and other expenses	3,387	5,557
Deferred revenue	(152,030)	63,484
Accrued warranty	(53)	7,275

Net cash provided by operating activities	19,918	23,058
Cash Flows from Investing Activities:
Purchases of available-for-sale investments	(226,014)	(299,159)
Proceeds from sale of investments	108,190	57,200
Proceeds from maturities of investments and restricted cash	183,778	28,620
Proceeds from disposal of assets	1,192	3,286
Purchase of property and equipment	(22,941)	(20,215)

Net cash provided by (used in) investing activities	44,205	(230,268)
Cash Flows from Financing Activities:
Principal payments on loan obligations	—	(35,401)
Proceeds from loans	—	7,119
Proceeds from initial public offering, net of issuance costs	—	190,078
Proceeds from follow-on offering, net of issuance costs	—	104,016
Proceeds from issuance of common stock	11,482	3,535
Proceeds from exercise of warrants	—	45
Proceeds from repayment of non-recourse notes	—	145
Excess tax benefit from stock option transactions	248	—
Repurchase of common stock	(29)	(59)

Net cash provided by financing activities	11,701	269,478
Effect of exchange rate changes	(263)	57
Net change in cash and cash equivalents	75,561	62,325
Cash and cash equivalents at beginning of period	91,209	28,884

Cash and cash equivalents at end of period	$166,770	$91,209

Supplemental disclosures of cash flow information:
Cash paid for interest	$3	$2,497
Cash paid for income taxes	$1,036	$121

Infinera Corporation

Supplemental Financial Information

	Q1’07	Q2’07	Q3’07	Q4’07	Q1’08	Q2’08	Q3’08	Q4’08
Invoiced Shipments	$66.7	$69.0	$80.4	$93.4	$95.5	$90.8	$80.9	$86.2
Gross Margin %	35%	37%	43%	47%	45%	47%	42%	36%
Invoiced Shipment Composition:
Domestic %	89%	84%	81%	81%	82%	78%	81%	73%
International %	11%	16%	19%	19%	18%	22%	19%	27%
Largest Customer%	57%	48%	28%	18%	31%	21%	27%	23%
Cash Related Information:
Cash from Operations	$6.9	($0.8)	($2.0)	$18.9	$9.8	$5.6	$9.9	($5.4)
Capital Expenditures	$5.2	$3.6	$3.0	$8.5	$4.5	$4.8	$5.9	$7.8
Depreciation & Amortization	$2.1	$2.0	$2.7	$2.7	$2.6	$2.9	$3.4	$4.1
DSO’s	27	36	47	39	42	57	55	74
Inventory Metrics:
Raw Materials	$7.4	$8.8	$7.5	$10.5	$7.9	$9.2	$10.0	$9.1
Work in Process	$31.6	$36.0	$34.8	$35.1	$40.6	$34.6	$35.8	$37.9
Finished Goods	$18.4	$13.7	$14.8	$13.0	$10.7	$13.8	$12.8	$12.0
Total Inventory	$57.3	$58.5	$57.1	$58.6	$59.2	$57.6	$58.6	$59.0
Inventory Turns	3.0	3.0	3.2	3.4	3.5	3.3	3.2	3.8
Worldwide Headcount	617	646	668	711	799	853	889	937